Exhibit 10.22

5th Dated      July                            2006

WATSON WYATT LIMITED

and

HALIFAX CORPORATE TRUSTEES LIMITED

WATSON WYATT SHARE INCENTIVE PLAN 2005

DEED OF AMENDMENT

One Silk Street

London EC2Y 8HQ

Telephone (44-20) 7456 2000

Facsimile (44-20) 7456 2222

Ref 01/145/K Kelleher

This deed is made on     5 July                               2006 between:

(1)                              Watson Wyatt Limited (Number 05379716) whose registered office is Watson House, London Road, Reigate, Surrey, RH2 9PQ (the “Company”); and

(2)                              Halifax Corporate Trustees Limited (Number 2045938) whose registered office is Trinity Road, Halifax, West Yorkshire, HX1 2RG (the “Trustees”).

1                                      Introduction

1.1                            The Trustees are the current trustee of the Watson Wyatt Share Incentive Plan (the “Plan”) which was established by deed dated 7 September 2005 (the “Trust Deed”).

1.2                            Since the Plan was adopted, a merger has been effected between Watson Wyatt & Company Holdings and Watson Wyatt Worldwide, Inc. Following this merger, Watson Wyatt & Company Holdings has changed its name to Watson Wyatt Worldwide, Inc.

1.3                            Under Clause 14.2 of the Trust Deed the directors of the Company (or a duly authorised committee) and the Trustees may, together by deed at any time, change the Plan rules.

1.4                            In exercise of their power under Clause 14.2 of the Trust Deed, the directors of the Company and the Trustees wish to modify the Trust Deed by replacing the words “Watson Wyatt & Companies Holdings” with the words “Watson Wyatt Worldwide, Inc.” throughout.

1.5                            The Company and the Trustees have executed this deed to show that they agree to the modification.

2                                      Operative Part

The Trust Deed is modified as follows:

In clause 1 of the Trust deed, the definition of “Share” is deleted and replaced with the following:

‘“Share” means a share of Class A common stock of par value US$0.01 of Watson Wyatt Worldwide, Inc., which meets the requirements of Part 4 of Schedule 2, and any security which forms part of any new holding referred to in paragraph 86, of Schedule 2.

To give effect to its provisions this document has been executed as a deed on the date stated at the beginning.

EXECUTED AS A DEED by Watson Wyatt Limited acting by:

/s/ C. Ramamurthy	Chandrasekhar Ramamurthy
Director, Watson Wyatt Limited

/s/ T. Ovington	Tim Ovington
Head of HR, Watson Wyatt Limited

EXECUTED AS A DEED by Halifax Corporate Trustees Limited acting by:

Director /s/ [illegible]

Director/Secretary /s/ [illegible]